Note 15 - Subordinated Borrowings	12 Months Ended
Sep. 30, 2012
Schedule of Subordinated Borrowing [Table Text Block]
NOTE 15. SUBORDINATED BORROWINGS

Subordinated Note

In July 2009, National Securities was approved by the FINRA to receive an additional subordinated loan from Legent for $250,000, bearing interest at the rate of 4.5% payable monthly. This loan was granted subsequent to National Securities signing a clearing agreement with Legent, to clear a portion of the business. National Securities began to make principal repayments at a minimum of $10,000 per month or $10 per transaction whichever is greater, starting July 31, 2010. Some or all of this repayment may be funded by transactional credits depending on the amount of business conducted through Legent on a monthly basis. As of September 30, 2012 and 2011, the balances owed to Legent Clearing were $0 and $100,000 respectively.

In September 2012, the Company generated proceeds of $1 million by issuing a subordinated note payable to one of its directors. The note matures on the earlier of 10 business days after delivery by the holder of the note of a notice to maturity-which may not be issued prior to August 14, 2013. The note is secured by any net proceeds received by the Company, after paying any senior indebtedness in the event any holder of such senior indebtedness forecloses on the common stock of National Asset Management, Inc.